Exhibit 99.1

IBM RELEASES FIRST QUARTER RESULTS

Double-Digit Software and Consulting Growth Led by Hybrid Cloud Adoption; Strong Profit Generation

ARMONK, N.Y., April 19, 2022 . . . IBM (NYSE: IBM) today announced first-quarter 2022 earnings results.

“Demand for hybrid cloud and AI drove growth in both Software and Consulting in the first quarter. Today we’re a more focused business and our results reflect the execution of our strategy," said Arvind Krishna, IBM chairman and chief executive officer. "We are off to a solid start for the year, and we now see revenue growth for 2022 at the high end of our model.”

First-Quarter Highlights

●	Revenue
─	Revenue of $14.2 billion, up 8 percent, up 11 percent at constant currency (over 5 points from incremental sales to Kyndryl)
─	Software revenue up 12 percent, up 15 percent at constant currency (over 8 points from incremental sales to Kyndryl)
─	Consulting revenue up 13 percent, up 17 percent at constant currency
─	Infrastructure revenue down 2 percent, flat at constant currency (over 8 points from incremental sales to Kyndryl)
─	Hybrid cloud revenue:

-- First Quarter: $5.0 billion, up 14 percent, up 17 percent at constant currency

-- Last 12 months: $20.8 billion, up 17 percent

●	Free Cash Flow
─	On a consolidated basis, net cash from operating activities of $3.2 billion; free cash flow of $1.2 billion

	FIRST QUARTER 2022 INCOME STATEMENT SUMMARY
					Pre-tax
			Gross	Pre-tax	Income		Net	Diluted
	Revenue		Profit	Income	Margin		Income	EPS
GAAP from Continuing Operations	$14.2B		$7.3B	$0.6B	4.4%		$0.7B	$0.73
Year/Year	8	%*	4%	156%	2.5	Pts	64%	62%
Operating (Non-GAAP)			$7.5B	$1.5B	10.7%		$1.3B	$1.40
Year/Year			4%	46%	2.8	Pts	25%	25%

* 11% at constant currency

“In the first quarter we continued to strengthen the fundamentals of our business, consistent with our medium-term model," said James Kavanaugh, IBM senior vice president and chief financial officer. "We are a faster growing, more profitable company with a higher-value business mix, a significant recurring revenue base and strong cash generation.”

Segment Results for First Quarter

●	Software (includes Hybrid Platform & Solutions, Transaction Processing)— revenues of $5.8 billion, up 12.3 percent, up 15.4 percent at constant currency (over 8 points from incremental sales to Kyndryl):

- Hybrid Platform & Solutions up 7 percent, up 10 percent at constant currency (about 1.5 points from incremental sales to Kyndryl):

-- Red Hat up 18 percent, up 21 percent at constant currency

-- Automation up 3 percent, up 5 percent at constant currency

-- Data & AI up 2 percent, up 4 percent at constant currency

-- Security up 5 percent, up 8 percent at constant currency

- Transaction Processing up 26 percent, up 31 percent at constant currency (about 28 points from incremental sales to Kyndryl)

- Software segment hybrid cloud revenue up 22 percent, up 25 percent at constant currency

●	Consulting (includes Business Transformation, Technology Consulting and Application Operations)— revenues of $4.8 billion, up 13.3 percent, up 17.4 percent at constant currency:

- Business Transformation up 15 percent, up 19 percent at constant currency

- Technology Consulting up 14 percent, up 19 percent at constant currency

- Application Operations up 10 percent, up 14 percent at constant currency

- Consulting segment hybrid cloud revenue up 24 percent, up 29 percent at constant currency

●	Infrastructure (includes Hybrid Infrastructure, Infrastructure Support)— revenues of $3.2 billion, down 2.3 percent, up 0.3 percent at constant currency (over 8 points from incremental sales to Kyndryl):

- Hybrid Infrastructure down 5 percent, down 2 percent at constant currency (over 8 points from incremental sales to Kyndryl)

-- IBM z Systems down 19 percent, down 18 percent at constant currency

-- Distributed Infrastructure up 5 percent, up 8 percent at constant currency

- Infrastructure Support flat, up 4 percent at constant currency (over 8 points from incremental sales to Kyndryl)

- Infrastructure segment hybrid cloud revenue down 20 percent, down 18 percent at constant currency

●	Financing (includes client and commercial financing)— revenues of $0.2 billion, down 26.2 percent, down 24.5 percent at constant currency

Cash Flow and Balance Sheet

On a consolidated basis, in the first quarter, the company generated net cash from operating activities of $3.2 billion or $1.6 billion excluding IBM Financing receivables. IBM’s free cash flow was $1.2 billion, which includes cash impacts from the company’s structural actions initiated at the end of 2020.

IBM ended the first quarter with $10.8 billion of cash on hand (which includes marketable securities), up $3.2 billion from year-end 2021. Debt, including IBM Financing debt of $12.2 billion, totaled $54.2 billion, up $2.5 billion since the end of 2021. The company returned $1.5 billion to shareholders in dividends in the first quarter.

Full-Year 2022 Expectations

●	Revenue growth: The company now expects constant currency revenue growth at the high end of the mid-single digit range. The company also expects an additional 3.5 point contribution from incremental sales to Kyndryl. At mid-April 2022 foreign exchange rates, currency is expected to be a three to four point headwind.
●	Free Cash Flow: The company continues to expect $10 billion to $10.5 billion in consolidated free cash flow.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation;

risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters, tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

On November 3, 2021, IBM completed the separation of Kyndryl. Unless otherwise specified, results are presented on a continuing operations basis.

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	consolidated free cash flow;
●	consolidated cash from operating activities excluding IBM Financing receivables;

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-1q22. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended
	March 31,
	2022	2021*
REVENUE
Software	$5,772	$5,138
Consulting	4,829	4,262
Infrastructure	3,219	3,293
Financing	154	208
Other	224	284
TOTAL REVENUE	14,197	13,187

GROSS PROFIT	7,335	7,027

GROSS PROFIT MARGIN
Software	78.8%	77.8%
Consulting	24.3%	27.8%
Infrastructure	50.5%	56.3%
Financing	37.7%	35.5%

TOTAL GROSS PROFIT MARGIN	51.7%	53.3%

EXPENSE AND OTHER INCOME
S,G&A	4,597	4,688
R,D&E	1,679	1,616
Intellectual property and custom development income	(121)	(146)
Other (income) and expense	246	346
Interest expense	311	280
TOTAL EXPENSE AND OTHER INCOME	6,712	6,784

INCOME/(LOSS) FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	623	244
Pre-tax margin	4.4%	1.8%
Provision for/(Benefit from) income taxes	(39)	(160)
Effective tax rate	(6.3)%	(65.5)%

INCOME FROM CONTINUING OPERATIONS	$662	$403

DISCONTINUED OPERATIONS
Income/(Loss) from discontinued operations, net of taxes	71	552

NET INCOME	$733	$955

EARNINGS/(LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$0.73	$0.45
Discontinued Operations	$0.08	$0.61
TOTAL	$0.81	$1.06

Basic
Continuing Operations	$0.74	$0.45
Discontinued Operations	$0.08	$0.62
TOTAL	$0.82	$1.07

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	909.2	901.7
Basic	899.3	893.6

* Recast to conform with 2022 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	March 31,	December 31,
(Dollars in Millions)	2022	2021
ASSETS:
Current Assets:
Cash and cash equivalents	$9,934	$6,650
Restricted cash	286	307
Marketable securities	550	600
Notes and accounts receivable - trade, net	5,963	6,754
Short-term financing receivables, net	7,169	8,014
Other accounts receivable, net	1,003	1,002
Inventories	1,776	1,649
Deferred costs	1,103	1,097
Prepaid expenses and other current assets	3,548	3,466
Total Current Assets	31,330	29,539

Property, plant and equipment, net	5,559	5,694
Operating right-of-use assets, net	3,108	3,222
Long-term financing receivables, net	4,610	5,425
Prepaid pension assets	9,995	9,850
Deferred costs	916	924
Deferred taxes	7,567	7,370
Goodwill	56,106	55,643
Intangibles, net	12,312	12,511
Investments and sundry assets	1,771	1,823
Total Assets	$133,275	$132,001

LIABILITIES:
Current Liabilities:
Taxes	$1,798	$2,289
Short-term debt	7,690	6,787
Accounts payable	3,453	3,955
Deferred income	13,526	12,518
Operating lease liabilities	954	974
Other liabilities	6,635	7,097
Total Current Liabilities	34,056	33,619

Long-term debt	46,545	44,917
Retirement related obligations	13,937	14,435
Deferred income	3,423	3,577
Operating lease liabilities	2,358	2,462
Other liabilities	13,844	13,996
Total Liabilities	114,162	113,005

EQUITY:
IBM Stockholders’ Equity:
Common stock	57,603	57,319
Retained earnings	153,401	154,209
Treasury stock — at cost	(169,422)	(169,392)
Accumulated other comprehensive income/(loss)	(22,532)	(23,234)
Total IBM Stockholders’ Equity	19,050	18,901

Noncontrolling interests	62	95
Total Equity	19,112	18,996

Total Liabilities and Equity	$133,275	$132,001

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended
	March 31,
(Dollars in Millions)	2022	2021
Consolidated Net Cash from Operations per GAAP	$3,248	$4,914

Less: change in IBM Financing receivables	1,631	2,863
Capital Expenditures, net	(378)	(529)

Consolidated Free Cash Flow	1,240	1,522

Acquisitions	(698)	(1,120)
Divestitures	61	(15)
Dividends	(1,475)	(1,457)
Non-Financing Debt	4,675	(1,725)
Other (includes IBM Financing net receivables and debt)	(590)	(207)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities*	$3,213	$(3,002)

* Cash flows are presented on a consolidated basis.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended
	March 31,
(Dollars in Millions)	2022	2021
Net Income from Operations	$733	$955
Depreciation/Amortization of Intangibles	1,257	1,672
Stock-based Compensation	234	213
Working Capital / Other	(606)	(789)
IBM Financing A/R	1,631	2,863
Net Cash Provided by Operating Activities	$3,248	$4,914
Capital Expenditures, net of payments & proceeds	(378)	(529)
Divestitures, net of cash transferred	61	(15)
Acquisitions, net of cash acquired	(698)	(1,120)
Marketable Securities / Other Investments, net	(344)	(335)
Net Cash Provided by/(Used in) Investing Activities	$(1,358)	$(2,000)
Debt, net of payments & proceeds	2,948	(4,299)
Dividends	(1,475)	(1,457)
Financing - Other	(95)	(26)
Net Cash Provided by/(Used in) Financing Activities	$1,377	$(5,783)
Effect of Exchange Rate changes on Cash	(5)	(134)
Net Change in Cash, Cash Equivalents and Restricted Cash*	$3,263	$(3,002)

* Cash flows are presented on a consolidated basis.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended March 31, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,772	$4,829	$3,219	$154
Pre-tax Income/(Loss) from Continuing Operations	1,134	348	199	84
Pre-tax Margin	19.7%	7.2%	6.2%	54.6%
Change YTY Revenue	12.3%	13.3%	(2.3)%	(26.2)%
Change YTY Revenue - constant currency	15.4%	17.4%	0.3%	(24.5)%

	Three Months Ended March 31, 2021*

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,138	$4,262	$3,293	$208
Pre-tax Income/(Loss) from Continuing Operations	658	277	292	98
Pre-tax Margin	12.8%	6.5%	8.9%	47.0%

* Recast to conform with 2022 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended March 31, 2022
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$7,335	$181		$—		$—		$—		$7,516
Gross Profit Margin	51.7%	1.3	pts.	—	pts.	—	pts.	—	pts.	52.9%
S,G&A	$4,597	$(286)		$—		$—		$(0)		$4,311
Other (Income) & Expense	246	(1)		(202)		—		(222)		(179)
Total Expense & Other (Income)	6,712	(287)		(202)		—		(222)		6,001
Pre-tax Income from Continuing Operations	623	468		202		—		222		1,515
Pre-tax Income Margin from Continuing Operations	4.4%	3.3	pts.	1.4	pts.	—	pts.	1.6	pts.	10.7%
Provision for/(Benefit from) Income Taxes (4)	$(39)	$109		$58		$116		$—		$244
Effective Tax Rate	(6.3)%	9.1	pts.	4.6	pts.	7.7	pts.	0.9	pts.	16.1%
Income from Continuing Operations	$662	$359		$144		$(116)		$222		$1,271
Income Margin from Continuing Operations	4.7%	2.5	pts.	1.0	pts.	(0.8)	pts.	1.6	pts.	9.0%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$0.73	$0.39		$0.16		$(0.13)		$0.24		$1.40

	Three Months Ended March 31, 2021
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$7,027	$174		$—		$—		$—		$7,201
Gross Profit Margin	53.3%	1.3	pts.	—	pts.	—	pts.	—	pts.	54.6%
S,G&A	$4,688	$(288)		$—		$—		$—		$4,399
Other (Income) & Expense	346	(1)		(332)		—		—		13
Total Expense & Other (Income)	6,784	(289)		(332)		—		—		6,162
Pre-tax Income/(Loss) from Continuing Operations	244	463		332		—		—		1,039
Pre-tax Income Margin from Continuing Operations	1.8%	3.5	pts.	2.5	pts.	—	pts.	—	pts.	7.9%
Provision for/(Benefit from) Income Taxes (4)	$(160)	$132		$33		$19		$—		$25
Effective Tax Rate	(65.5)%	41.9	pts.	24.2	pts.	1.8	pts.	—	pts.	2.4%
Income from Continuing Operations	$403	$330		$299		$(19)		$—		$1,013
Income Margin from Continuing Operations	3.1%	2.5	pts.	2.3	pts.	(0.1)	pts.	—	pts.	7.7%
Diluted Earnings/(Loss) Per Share: Continuing Operations	$0.45	$0.37		$0.33		$(0.02)		$—		$1.12

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3) Primarily relates to fair value changes in shares of Kyndryl common stock that were retained by IBM.

(4)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.